UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076
Registrant's telephone number, including area code

Date of fiscal year end: July 31

Date of reporting period:  January 31, 2019

Item 1. Reports to Stockholders.

Change Finance U.S. Large Cap
Fossil Fuel Free ETF

Semi-Annual Report
January 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports on paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders

Dear Shareholders,

As ever, we are grateful for your on-going trust in and support for Change Finance as demonstrated by your investment in the Change Finance U.S. Large Cap Fossil Fuel Free ETF (CHGX). As we prepare this third letter to shareholders, we remain true to our convictions that fossil fuel free investing is sound both morally and financially. This report covers the period from August 1, 2018 through January 31, 2019 (“the Period”).

CHGX is built to track the Change Finance Diversified Impact US Large Cap Fossil Fuel Free Index (the “Index”). The Index is composed of common stock of 100 U.S. large cap companies. The Index uses an Enhanced ESG methodology which, unlike many other indices, treats composite ESG scores as a floor to exclude companies with the worst behavior, before applying industry screens to exclude companies that are structurally bad for people (e.g. tobacco) and planet (e.g. fossil fuels). It then selects from the remaining candidates those that we believe have the most positive impact. This is a much more comprehensive approach than conventional screening which often allows bad actors through because they are the best in an industry which has no good performers or because they are good in some areas, but bad in others.

Third-party analysis shows that we continue to be among the cleanest funds on the market. Morningstar’s Historical Sustainability Score ranks  our ESG performance as being in the top 2% of funds in  the U.S. Equity Large Blend category that have received a score (based on 98% of assets under management as of 2/14/2019). CHGX receives 5 of 5 badges from As You Sow’s Fossil Free Funds as of 1/30/2019, indicating that it meets its objective to have no oil, gas, coal, or fossil-fired utility investments (see our 2018 Q4 performance report.)

While CHGX continued to do well on its fossil fuel metrics, the six months from August to January were a difficult period for the market. That being said, CHGX did outperform its benchmark, the S&P 500 which fell by 3.00%. By contrast, CHGX market price fell only 0.34% and NAV fell 0.40%. The Index fell 0.13% for the Period. The number of shares outstanding rose to 250,000.

For the Period, the largest positive contributor to return was Workday Inc (WDAY US), adding 0.41% to the return of the Fund, gaining 46.37% with an average weighting of 1.01%. The second largest contributor to return was Starbucks (SUBX US), adding 0.3% to the return of the Fund, gaining 31.67% with an average weighting of 1.09%.  The third largest contributor to return was Autozone (AZO US), adding 0.23% to the return of the Fund, gaining 23.49% with an average weighting of 0.81%.

For the Period, the largest negative contributor to return was Western Digital (WDC US), detracting 0.30% from the return of the Fund, declining 34.44% with an average weighting of 0.83%. The security contributing

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

second-most negatively was PVH (PVH US), detracting 0.26% from the return of the Fund, and declining 28.89% with an average weighting of 0.91%. The third largest negative contributor to return was Ameriprise Financial (AMP US), detracting 0.25% from the return of the Fund, and declining 22.98% with an average weight of 0.48%.

As we outlined in our fourth quarter report for 2018, oil prices were a bit of a roller coaster last year, hitting near 5-year highs in early-October, followed by the biggest single month loss in 10 years in November helping to drive the overall market downturn. The volatility we saw in fossil fuels in 2018 was driven largely by unpredictable policy decisions. Policy and politics may continue to be drivers of volatility in the fossil fuel sector in the near term, but even if policy stabilizes, the outlook for fossil fuels from an economic standpoint is bleak. With peak fossil fuel demand likely fast approaching, the price of renewables already often lower than fossil fuels, overall demand for new cars falling, but demand for electric cars rising, we believe that Bevis Longstreth, former SEC Commissioner is right when he says, “It is entirely plausible, even predictable, that continuing to hold equities in fossil fuel companies will be ruled negligence.”

We remain committed to bringing you products designed to heed Longstreth’s warning.

In gratitude,

The Change Finance Team

Disclosure:

Investing involves Risk. Principal loss is possible. The Fund may trade at a premium or discount to Net Asset Value (NAV). Shares of an ETF are bought and sold at market price (not at NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance of the Fund may diverge from that of the Index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the Index, the Fund may experience tracking error to a greater extent than funds that seek to replicate an index. The Fund is not actively managed and may be affected by a general decline in market segments related to the Index. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. The social, governance, and/or environmental policy of the Fund could cause it to make or avoid investment that could result in the portfolio underperforming similar funds that do not have such policies.

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

One cannot invest directly in an index.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

The Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index (the “Index”) uses an objective, rules-based methodology to measure the performance of an equal-weighted portfolio of approximately 100 large cap U.S.-listed companies that meet a diverse set of environmental, social, and governance (“ESG”) standards.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the schedule of investments in this report for a full list of Fund holdings.

Change Finance, PBC is the adviser to the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free ETF, which is distributed by Quasar Distributors, LLC.

Effective April 18, 2018 the Fund’s name changed from the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free ETF to the Change Finance U.S. Large Cap Fossil Fuel Free ETF.

The Morningstar Sustainability RatingTM is intended to measure how well the issuing companies of the securities within a fund’s portfolio holdings are managing their environmental, social, and governance, or ESG, risks and opportunities relative to the fund’s Morningstar Category peers.

The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 67% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Portfolio Sustainability Score ranges between 0 to 100, with a higher score indicating that a fund has, on average, more of its assets invested in companies that score well after normalization and controversy-level deductions are applied.

The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least thirty (30) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution:

•	High (highest 10%)

•	Above Average (next 22.5%)

•	Average (next 35%)

•	Below Average (next 22.5%)

•	Low (lowest 10%)

Based on their Morningstar Historical Portfolio Sustainability Score, funds are assigned absolute category ranks and percent ranks within their Morningstar Global Categories, provided that a category has at least 30 funds with Portfolio Sustainability Scores. The Morningstar Historical Portfolio Sustainability Score is a weighted average of the trailing 12 months of Morningstar Portfolio Sustainability Scores. Historical portfolio scores are not equal-weighted; rather, more-recent portfolios are weighted more heavily than more-distant portfolios.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Letter to Shareholders
(Continued)

Morningstar updates its Sustainability Ratings monthly. The Portfolio Sustainability Score is calculated when Morningstar receives a new portfolio. Then, the Sustainability Rating is calculated one month and six business days after the reported as-of date of the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

Please visit http://corporate1.morningstar.com/SustainableInvesting/ for more detailed information about the Morningstar Sustainability Rating methodology and calculation frequency.

©2019 Morningstar. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Fossil Free Funds gives each fund up to five badges. Each badge is associated with a category within the fossil fuel energy sector. To receive a badge for the category, the fund must have no investments in any company included in that category. The five categories are:

•
The Carbon Underground 200™: compiled and maintained by Fossil Free Indexes℠, identifies the top 100 coal and the top 100 oil and gas publicly traded reserve holders globally, ranked by the potential carbon emissions content of their reported reserves.

•	Coal Industry: companies engaged in mining coal as designated by Morningstar, as well as the top 100 coal reserve holders from the Carbon Underground 200™.

•
Oil/gas Industry: companies from six Morningstar sub-categories: drilling, extraction and production, integrated, midstream, refining and marketing, and equipment and services. It also includes the top 100 oil/gas reserve holders from the Carbon Underground 200™.

•	The Macroclimate 50®: the 50 largest public-company owners of coal-fired power plants in Developed Markets plus China and India.

Fossil-Fired Utilities: companies from four Morningstar sub-categories: independent power producers, diversified, regulated electric, and regulated gas excluding companies in these categories that are engaged in 100% renewable operations, pure transmission, or otherwise don’t burn fossil fuels to generate power.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Portfolio Allocation
As of January 31, 2019 (Unaudited)

Percentage of
Sector	Net Assets
Information Technology[t]	29.6%
Financials	17.0
Health Care	16.1
Consumer Discretionary	13.2
Communication Services	6.9
Industrials	5.8
Real Estate	4.2
Consumer Staples	3.9
Utilities	2.1
Materials	1.0
Other Assets in Excess of Liabilities	0.2
TOTAL	100.0%

t	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2019 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS – 99.8%

	Communication Services – 6.9%
915	CBS Corporation – Class B	$45,256
2,637	CenturyLink, Inc.	40,399
1,615	Discovery, Inc. – Series A (a)	45,834
353	Facebook, Inc. – Class A (a)	58,842
645	Omnicom Group, Inc.	50,232
822	Verizon Communications, Inc.	45,259
1,609	Viacom, Inc. – Class B	47,337
		333,159
	Consumer Discretionary – 13.2%
1,660	eBay, Inc. (a)	55,859
1,816	Gap, Inc.	46,199
3,116	Hanesbrands, Inc.	46,709
555	Hasbro, Inc.	50,261
695	Hyatt Hotels Corporation – Class A	48,587
1,499	L Brands, Inc.	41,732
425	Marriott International, Inc. – Class A	48,675
449	PVH Corporation	48,990
1,074	Service Corporation International	46,096
744	Starbucks Corporation	50,696
1,504	Toll Brothers, Inc.	55,558
610	V.F. Corporation	51,344
1,175	Wyndham Destinations, Inc.	49,515
		640,221
	Consumer Staples – 3.9%
1,266	Campbell Soup Company	44,854
342	Estée Lauder Companies, Inc. – Class A	46,656
430	Kimberly-Clark Corporation	47,893
525	Procter & Gamble Company	50,647
		190,050
	Financials – 17.0%
442	American Express Company	45,393
300	Aon plc	46,869
1,745	Bank of America Corporation	49,680
967	Bank of New York Mellon Corporation	50,593
118	BlackRock, Inc.	48,979
371	Chubb, Ltd.	49,362

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2019 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS – 99.8% (Continued)

	Financials – 17.0% (Continued)
618	Intercontinental Exchange, Inc.	$47,438
560	Marsh & McLennan Companies, Inc.	49,386
318	Moody’s Corporation	50,406
1,116	Morgan Stanley	47,207
311	MSCI, Inc.	52,954
510	Northern Trust Corporation	45,115
359	PNC Financial Services Group, Inc.	44,039
530	Prudential Financial, Inc.	48,834
267	S&P Global, Inc.	51,171
679	State Street Corporation	48,141
499	T. Rowe Price Group, Inc.	46,637
		822,204
	Health Care – 16.1%
670	Abbott Laboratories	48,897
171	Anthem, Inc.	51,813
723	Baxter International, Inc.	52,410
196	Becton Dickinson and Company	48,894
151	Biogen, Inc. (a)	50,401
927	Bristol-Myers Squibb Company	45,766
697	Celgene Corporation (a)	61,656
619	CVS Health Corporation	40,575
302	Edwards Lifesciences Corporation (a)	51,467
411	Eli Lilly & Company	49,263
332	Johnson & Johnson	44,183
509	Medtronic plc	44,991
626	Merck & Company, Inc.	46,593
1,074	Pfizer, Inc.	45,591
199	Thermo Fisher Scientific, Inc.	48,888
173	UnitedHealth Group, Inc.	46,745
		778,133
	Industrials – 5.8%
329	Cummins, Inc.	48,399
930	IHS Markit, Ltd. (a)	48,286
480	Ingersoll-Rand plc	48,019
1,425	Johnson Controls International plc	48,122
283	Parker-Hannifin Corporation	46,641
1,150	Rollins, Inc.	42,826
		282,293

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2019 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS – 99.8% (Continued)

	Information Technology – 29.6%[t]
195	Adobe, Inc. (a)	$48,325
283	Apple, Inc.	47,103
1,330	Applied Materials, Inc.	51,976
208	Arista Networks, Inc. (a)	44,674
338	Autodesk, Inc. (a)	49,754
331	Automatic Data Processing, Inc.	46,287
1,036	Cisco Systems, Inc.	48,993
456	Citrix Systems, Inc.	46,758
710	Cognizant Technology Solutions Corporation –
	Class A	49,473
3,305	Hewlett Packard Enterprise Company	51,524
2,155	HP, Inc.	47,475
399	International Business Machines Corporation	53,633
231	Intuit, Inc.	49,854
243	Mastercard, Inc. – Class A	51,305
447	Microsoft Corporation	46,680
741	NetApp, Inc.	47,254
310	NVIDIA Corporation	44,563
1,017	Oracle Corporation	51,084
569	PayPal Holdings, Inc. (a)	50,504
342	salesforce.com, Inc. (a)	51,974
268	ServiceNow, Inc. (a)	58,964
2,244	Symantec Corporation	47,169
539	Synopsys, Inc. (a)	50,316
568	Total System Services, Inc.	50,898
350	Visa, Inc. – Class A	47,254
297	VMware, Inc. – Class A	44,868
1,093	Western Digital Corporation	49,174
308	Workday, Inc. – Class A (a)	55,911
589	Worldpay, Inc. – Class A (a)	49,170
		1,432,917
	Materials – 1.0%
304	Ecolab, Inc.	48,084

	Real Estate – 4.2%
127	Equinix, Inc. (b)	50,038
737	Prologis, Inc. (b)	50,971
263	Simon Property Group, Inc. (b)	47,898

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Schedule of Investments
January 31, 2019 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS – 99.8% (Continued)

	Real Estate – 4.2% (Continued)
675	Welltower, Inc. (b)	$52,305
		201,212
	Utilities – 2.1%
520	American Water Works Company, Inc.	49,748
1,424	Aqua America, Inc.	49,912
		99,660
	TOTAL COMMON STOCKS
	(Cost $4,671,760)	4,827,933
	TOTAL INVESTMENTS – 99.8%
	(Cost $4,671,760)	4,827,933
	Other Assets in Excess of Liabilities – 0.2%	8,113
	NET ASSETS – 100.0%	$4,836,046

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Real Estate Investment Trust (“REIT”).
t	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard and Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Assets and Liabilities
January 31, 2019 (Unaudited)

ASSETS
Investments in securities, at value (Cost $4,671,760)	$4,827,933
Cash	5,963
Dividends receivable	4,064
Total assets	4,837,960

LIABILITIES
Management fees payable	1,914
Total liabilities	1,914

NET ASSETS	$4,836,046

Net Assets Consist of:
Paid-in capital	$4,761,808
Total distributable earnings (accumulated deficit)	74,238
Net assets	$4,836,046

Net Asset Value:
Net Assets	$4,836,046
Shares outstanding^	250,000
Net asset value, offering and redemption price per share	$19.34

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statement of Operations
For the Period Ended January 31, 2019 (Unaudited)

INCOME
Dividends	$44,365
Total investment income	44,365

EXPENSES
Management fees	10,113
Total expenses	10,113
Net investment income (loss)	34,252

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(23,647)
Change in unrealized appreciation (depreciation)
on investments	37,123
Net realized and unrealized
gain (loss) on investments	13,476
Net increase (decrease) in net
assets resulting from operations	$47,728

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Statements of Changes in Net Assets

	Period Ended
	January 31, 2019	Period Ended
	(Unaudited)	July 31, 2018(1)
OPERATIONS
Net investment income (loss)	$34,252	$31,988
Net realized gain (loss)
on investments	(23,647)	121,467
Change in unrealized appreciation
(depreciation) of investments	37,123	119,050
Net increase (decrease) in net
assets resulting from operations	47,728	272,505

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(53,361)	(8,336	)(2)
Total distributions to shareholders	(53,361)	(8,336)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	910,110	5,619,740
Payments for shares redeemed	—	(1,952,340)
Net increase (decrease) in net
assets derived from capital share
transactions (a)	910,110	3,667,400
Net increase (decrease)
in net assets	$904,477	$3,931,569

NET ASSETS
Beginning of period	$3,931,569	$—
End of period	$4,836,046	$3,931,569	(3)

(a)	A summary of capital shares transactions is as follows:

	Period Ended
	January 31, 2019	Period Ended
	(Unaudited)	July 31, 2018(1)
	Shares	Shares
Subscriptions	50,000	300,000
Redemptions	—	(100,000)
Net increase (decrease)	50,000	200,000

(1)	Fund commenced operations on October 9, 2017. The information presented is for the period from October 9, 2017 to July 31, 2018.
(2)	Distribution is derived entirely from net investment income for the Fund.
(3)	Includes undistributed net investment income of $23,652.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Financial Highlights
For a capital share outstanding throughout the period

	Period Ended
	January 31, 2019		Period Ended
	(Unaudited)		July 31, 2018(1)
Net asset value, beginning of period	$19.66		$18.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)(2)	0.16		0.17
Net realized and unrealized
gain (loss) on investments	(0.27	)(3)	1.55
Total from investment operations	(0.11)		1.72

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.21)		(0.06)
Total distributions	(0.21)		(0.06)
Net asset value, end of period	$19.34		$19.66

Total return	-0.40	%(4)	9.53	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$4,836		$3,932

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.49	%(5)	0.64	%(5)(6)
Net investment income (loss)
to average net assets	1.66	%(5)	1.14	%(5)
Portfolio turnover rate(7)	28	%(4)	70	%(4)

(1)	Commencement of operations on October 9, 2017.
(2)	Calculated based on average shares outstanding during the period.
(3)
Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Effective April 13, 2018, the adviser reduced its management fee from 0.75% to 0.49%.
(7)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2019 (Unaudited)

NOTE 1 – ORGANIZATION

Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Change Finance U.S. Large Cap Fossil Fuel Free Index (the “Index”). The Fund commenced operations on October 9, 2017.

The end of the reporting period for the Fund is January 31, 2019, and the period covered by these Notes to Financial Statements is the six-month period ended January 31, 2019 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with  accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2019 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share. Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of the shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2019 (Unaudited) (Continued)

exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the reporting period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$4,827,933	$—	$—	$4,827,933
Total Investments
in Securities	$4,827,933	$—	$—	$4,827,933

^ See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.
Federal Income Taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2019 (Unaudited) (Continued)

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2019 (Unaudited) (Continued)

exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the period ended July 31, 2018, the following table shows the reclassifications made:

Distributable/Earnings	Paid-In
(Accumulated Deficit)	Capital
$(184,298)	$184,298

During the period ended July 31, 2018, the Fund realized $184,298 in net capital gains resulting from in-kind redemptions in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

I.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the reporting period, that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.
New Accounting Pronouncements and Other Matters. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2019 (Unaudited) (Continued)

ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the disclosure framework.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Change Finance, PBC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.49% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2019 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $1,196,241 and $1,184,351 respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations were $907,692 and no redemptions.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at July 31, 2018 were as follows:

Tax cost of investments	$3,837,947
Gross tax unrealized appreciation	245,437
Gross tax unrealized depreciation	(155,776)
Total unrealized appreciation (depreciation)	89,661
Undistributed ordinary income	23,652
Undistributed long-term capital gains	—
Total accumulated gain (loss)	23,652
Other accumulated gain (loss)	(33,442)
Distributable earnings (accumulated deficit)	$79,871

The difference between the cost basis for financial statements and federal income tax purposes is due primarily to timing differences in recognizing wash sales.

As of July 31, 2018, the Fund had a short-term capital loss carryforward of $33,442. This amount does not have an expiration date.

The tax character of distributions paid by the Fund during the period ended July 31, 2018 was as follows:

Ordinary Income
$8,336

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Notes to Financial Statements
January 31, 2019 (Unaudited) (Continued)

securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. There were no variable fees received during the period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISK

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended January 31, 2019 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2018 – January 31, 2019).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Expense Example
For the Six-Months Ended January 31, 2019 (Unaudited) (Continued)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	August 1, 2018	January 31, 2019	the Period(1)
Actual	$1,000.00	$ 996.00	$2.47
Hypothetical (5% annual	$1,000.00	$1,022.74	$2.50
return before expenses)

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized period expense ratio, 0.49%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended July 31, 2018, certain dividends paid by the Fund may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2018 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.changefinanceetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”).  The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Change Finance U.S. Large Cap Fossil Fuel Free ETF

Information About the Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling toll-free at (800) 617-0004, or accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.changefinanceetf.com.

Frequency Distribution Of Premiums And Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.changefinanceetf.com.

Adviser and Index Provider
Change Finance, PBC
705 Grand View Drive
Alexandria, Virginia 22305

Sub-Adviser
Vident Investment Advisory, LLC
300 Colonial Center Parkway, Suite 330
Roswell, Georgia 30076

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Change Finance U.S. Large Cap Fossil Fuel Free ETF
Symbol – CHGX
CUSIP – 26922A560

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annul reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant.  There was no change in the registrant’s public accountant for the period covered by this report.

(b)  Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Series Solutions

By (Signature and Title         /s/Kristina R. Nelson
  Kristina R. Nelson, President (principal executive officer)

Date     April 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/Kristina R. Nelson
     Kristina R. Nelson, President (principal executive officer)

Date     April 3, 2019

By (Signature and Title)*         /s/Kristen Weitzel
     Kristen Weitzel, Treasurer (principal financial officer)

Date     April 3, 2019

* Print the name and title of each signing officer under his or her signature.